SCHEDULE OF INVESTMENTS

ROYCE GLOBAL VALUE TRUST

MARCH 31, 2022 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 104.4%

Australia – 3.4%
Cochlear [1]	4,000	$666,396
IPH [1]	253,881	1,499,240
Steadfast Group [1]	53,300	189,097
Technology One [1]	40,400	342,280
Total		2,697,013

Bermuda – 1.7%
Bank of N.T. Butterfield & Son	21,000	753,480
James River Group Holdings	22,600	559,124
Total		1,312,604

Brazil – 1.5%
Odontoprev	156,000	410,884
TOTVS	97,885	747,956
Total		1,158,840

Canada – 12.5%
Alamos Gold Cl. A	66,100	555,173
Altus Group	16,400	662,481
AutoCanada [2]	26,300	762,188
Centerra Gold	39,000	383,402
Computer Modelling Group	91,500	392,305
Descartes Systems Group (The) [2,3,4]	9,360	685,714
FirstService Corporation	1,400	202,832
IMAX Corporation [2]	21,100	399,423
LifeWorks	36,500	631,228
Major Drilling Group International [2]	168,000	1,635,452
Onex Corporation	8,300	556,232
Pan American Silver [4]	12,700	346,710
Pason Systems	79,200	969,925
Sprott	32,642	1,636,604
Total		9,819,669

China – 0.4%
TravelSky Technology [1]	201,000	288,222
Total		288,222

Denmark – 0.2%
Chr. Hansen Holding [1]	1,800	132,276
Total		132,276

France – 0.7%
Esker [1]	1,800	336,699
Interparfums [1]	3,102	186,249
Total		522,948

Germany – 1.4%
Carl Zeiss Meditec [1]	3,400	551,302
CompuGroup Medical [1]	3,300	201,636
STRATEC [1]	3,300	369,461
Total		1,122,399

Greece – 0.7%
Sarantis [1]	64,500	510,720
Total		510,720

Iceland – 0.4%
Ossur [1,2]	51,000	297,671
Total		297,671

India – 2.8%
AIA Engineering [1]	35,100	748,100
Dish TV India [1,2]	2,577,000	553,696
WNS Holdings ADR [2,3,4]	10,500	897,645
Total		2,199,441

Israel – 2.2%
Nova [2,3,4]	5,700	620,616
Tel Aviv Stock Exchange [1]	222,300	1,137,993
Total		1,758,609

Italy – 1.3%
Carel Industries [1]	35,800	914,007
Gruppo MutuiOnline [1]	2,900	103,635
Total		1,017,642

Japan – 2.7%
As One [1]	5,600	330,504
Benefit One [1]	13,700	286,839
Fukui Computer Holdings [1]	10,800	286,650
NSD [1]	12,200	217,947
Sansan [1,2]	13,200	148,139
TechnoPro Holdings [1]	7,200	193,442
TKC Corporation [1]	25,500	693,154
Total		2,156,675

Mexico – 0.2%
Becle	63,000	154,380
Total		154,380

Netherlands – 1.2%
IMCD [1]	5,500	935,152
Total		935,152

New Zealand – 0.9%
Fisher & Paykel Healthcare [1]	17,000	285,658
Pushpay Holdings [1,2]	583,000	457,225
Total		742,883

Norway – 1.6%
Protector Forsikring [1]	70,000	965,019
Tomra Systems [1]	6,000	305,812
Total		1,270,831

Singapore – 0.9%
Midas Holdings [2,5]	400,000	0
XP Power [1]	16,424	745,864
Total		745,864

South Africa – 3.9%
PSG Group [1,2]	142,400	930,653
Stadio Holdings [1,2]	3,541,372	981,226
Transaction Capital [1]	344,100	1,163,677
Total		3,075,556

Sweden – 5.0%
Biotage [1]	42,100	976,788
Bravida Holding [1]	68,900	791,793
Dometic Group [1]	15,500	133,330
Karnov Group [1]	161,481	1,024,109
OEM International Cl. B [1]	59,425	1,030,466
Total		3,956,486

Switzerland – 1.5%
Kardex Holding [1]	2,400	549,344
LEM Holding [1]	150	362,565
VZ Holding [1]	2,900	274,288
Total		1,186,197

United Kingdom – 12.9%
CentralNic Group [1,2]	137,427	218,648
Countryside Partnerships [1,2]	358,600	1,269,808
Diploma [1]	8,200	281,990
DiscoverIE Group [1]	60,800	625,286
FDM Group Holdings [1]	46,800	649,933
Genuit Group [1]	68,300	439,131
Halma [1]	18,700	610,400
Keystone Law Group [1]	95,940	811,879
Learning Technologies Group [1]	342,800	729,118
Marlowe [1,2]	132,500	1,563,726
Mortgage Advice Bureau Holdings [1]	36,100	541,753
Restore [1]	181,596	1,093,515
RWS Holdings [1]	45,100	219,106
SThree [1]	146,600	791,514
YouGov [1]	18,600	332,987
Total		10,178,794

United States – 44.4%
Air Lease Cl. A [4]	24,861	1,110,044
APi Group [2,4]	63,900	1,343,817
Arcosa	27,500	1,574,375
Artisan Partners Asset Management Cl. A	25,000	983,750
BOK Financial [3,4]	6,350	596,583
Colfax [2,4]	26,000	1,034,540
Diodes [2,4]	7,000	608,930
Element Solutions	41,600	911,040
EVI Industries [2,4]	80,373	1,494,134
FARO Technologies [2,4]	12,250	636,020
FormFactor [2,4]	10,000	420,300
Forrester Research [2,4]	14,455	815,551
GCM Grosvenor Cl. A	109,626	1,064,468
Griffon Corporation [4]	25,000	500,750
Hagerty Cl. A [2]	39,300	424,047
Innospec [4]	6,228	576,401
John Bean Technologies	5,000	592,350
Kadant [4]	2,960	574,802
KBR [4]	28,170	1,541,744
Kennedy-Wilson Holdings	30,000	731,700
Lindblad Expeditions Holdings [2]	19,300	291,044
Lindsay Corporation [4]	3,910	613,909
MarketWise Cl. A [2]	123,100	581,032
Mesa Laboratories	4,260	1,085,789
Momentive Global [2]	60,000	975,600
Morningstar [4]	5,640	1,540,679
Newtek Business Services	26,216	699,967
nLIGHT [2]	73,100	1,267,554
1-800-FLOWERS.COM Cl. A [2,4]	50,000	638,000
PAR Technology [2,4]	22,241	897,202
ProAssurance Corporation	55,900	1,502,592
Quaker Chemical [4]	2,710	468,315
Royal Gold	6,300	890,064
SEI Investments [4]	26,750	1,610,618
Transcat [2]	16,377	1,328,830
Vontier Corporation	50,300	1,277,117
Ziff Davis [2]	18,600	1,800,108
Total		35,003,766

TOTAL COMMON STOCKS
(Cost $60,227,292)		82,244,638

REPURCHASE AGREEMENT – 0.2%
Fixed Income Clearing Corporation, 0.00% dated 3/31/22, due 4/1/22, maturity value $140,058 (collateralized by obligations of various U.S. Government Agencies, 2.375% due 3/31/29, valued at $142,885) (Cost $140,058)		140,058

TOTAL INVESTMENTS – 104.6%
(Cost $60,367,350)		82,384,696

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.6)%		(3,614,716)

NET ASSETS – 100.0%		$78,769,980

ADR – American Depository Receipt

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors.

[2]	Non-income producing.

[3]	At March 31, 2022, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement in the aggregate amount of $2,099,377.

[4]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at March 31, 2022. Total market value of pledged securities at March 31, 2022, was $8,555,286.

[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities of Global/International Funds are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,434,385. At March 31, 2022, net unrealized appreciation for all securities was $21,950,311, consisting of aggregate gross unrealized appreciation of $25,432,839 and aggregate gross unrealized depreciation of $3,482,528. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Investment transactions are accounted for on the trade date. Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and/or foreign securities that were fair valued are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$48,967,520	$33,277,118	$0	$82,244,638
Repurchase Agreement	–	140,058	–	140,058

Level 3 Reconciliation:

	Balance as of			Realized	Unrealized	Balance as of
	12/31/21	Purchases	Sales	Gain (Loss)	Gain (Loss)	3/31/22
Common Stocks	$0	$–	$0	$0	$–	$0

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at March 31, 2022 is overnight and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of March 31, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of March 31, 2022, the Fund has outstanding borrowings of $4,000,000. During the three months ended March 31, 2022, the Fund borrowed an average daily balance of $4,000,000. As of March 31, 2022, the aggregate value of rehypothecated securities was $2,099,377.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).